                       DFA INVESTMENT DIMESIONS GROUP INC.

                          U.S. Large Company Portfolio

                            SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 30, 2006

The purpose of this  supplement  to the  Prospectus  for the U.S.  Large Company
Portfolio is to change the amount  reflected  for the  "Management  Fee," "Total
Annual Operating Expenses," "Fee Waiver and/or Expense or (Recovery) Assumption"
and expenses in the "Example" for the U.S.  Large Company  Portfolio,  which had been overstated. The following changes are made to the Prospectus:

(i) The disclosure relating to the U.S. Large Company Portfolio contained in the
"Annual Fund Operating  Expenses" table on page 18 of the Prospectus is deleted, and replaced with the following:

                                                                      Fee Waiver
                                                          Total        and/or
                                                         Annual        Expense
Annual Fund Operating Expenses   Management    Other    Operating   or (Recovery)      Net
(as a % of average net assets)      Fee      Expenses   Expenses     Assumption*     Expenses
-----------------------------    ----------  --------   ---------   ------------     --------

U.S. Large Company
Portfolio(1)(2)(3)                 0.12%       0.06%      0.18%         0.03%         0.15%

(ii) The first line of the Example on page 22 of the Prospectus is deleted,  and replaced with the following:

                                           1 Year     3 Years   5 Years   10 Years
U.S. Large Company Portfolio(1)(2).........   $15       $55       $98       $227

                  The date of this Supplement is June 12, 2006.